UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOOG Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Class A Shares
Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
MOOG INC.
ANNUAL MEETING OF SHAREHOLDERS February 11, 2020 9:00 am PST
The Intercontinental Hotel 901 Bayfront Ct. San Diego, California 92101
Directions to the Moog Inc. Annual Meeting are available in the proxy statement which can be viewed at proxydocs.com/moga.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 11, 2020.

Notice is hereby given that the Annual Meeting of Shareholders of Moog Inc. will be held at the Intercontienental
Hotel, 901 Bayfront Ct., San Diego, California 92101 on Tuesday, February 11, 2020 at 9:00 am PST.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/moga

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before January 30, 2020 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

	1.	Election of Director: Class A Director - Term Expiring 2021 - Janet M. Coletti Election of Director: Class A Director - Term Expiring 2023 - Kraig H. Kayser

	2.	Ratification of Ernst & Young LLP as auditors for Moog Inc. for the 2020 fiscal year

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxydocs.com/moga

·	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 6:00 p.m. ET on February 10, 2020.

·
Please have this Notice and the last four digits of your Social Security Number or Tax
Identification Number available. Follow the instructions to vote your proxy.
Scan code to the right for mobile voting.

Your Internet vote authorizes the Named Parties to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

: Internet/Mobile - Access the Internet and go to www.investorelections.com/moga . Follow the instructions to log in, and order copies.
( Telephone - Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
* Email - Send us an email at paper@investorelections.com with "moga Materials Request" in the subject line. The email must include:
· The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
· Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
· If you choose email delivery you must include the email address.
· If you would like this election to apply to delivery of material for all future meetings, write the word "Permanent" and include the last 4 digits of your Tax ID number in the email.

Important Information about the Notice of Proxy Materials
This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting.

Information about the Notice:

In 2007, the Securities and Exchange commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing, and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the interest site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in the Notice on how to access and view the proxy material online, including the proxy card, annual report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this notice on how to request hard copies of the proxy materials via phone, email or Internet.

Class B Shares
Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
MOOG INC.
ANNUAL MEETING OF SHAREHOLDERS February 11, 2020 9:00 am PST
The Intercontinental Hotel 901 Bayfront Ct. San Diego, California 92101
Directions to the Moog Inc. Annual Meeting are available in the proxy statement which can be viewed at proxydocs.com/moga.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 11, 2020.

Notice is hereby given that the Annual Meeting of Shareholders of Moog Inc. will be held at the Intercontienental
Hotel, 901 Bayfront Ct., San Diego, California 92101 on Tuesday, February 11, 2020 at 9:00 am PST.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/moga

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before January 30, 2020 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

	1.	Election of Director: Class B Director - Term Expiring 2023 - 01 Brenda L. Reichelderfer 02 John R. Scannell

	2.	Ratification of Ernst & Young LLP as auditors for Moog Inc. for the 2020 fiscal year

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxydocs.com/moga

·	Use the Internet to vote your proxy with respect to your (i) RSP Shares and ESPP Shares until 6:00 p.m. ET on February 6, 2020 and (ii) all other Class B shares until 6:00 p.m. ET on February 10, 2020.

·
Please have this Notice and the last four digits of your Social Security Number or Tax
Identification Number available. Follow the instructions to vote your proxy.
Scan code to the right for mobile voting.

Your Internet vote authorizes the Named Parties to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

: Internet/Mobile - Access the Internet and go to www.investorelections.com/moga . Follow the instructions to log in, and order copies.
( Telephone - Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
* Email - Send us an email at paper@investorelections.com with "moga Materials Request" in the subject line. The email must include:
· The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
· Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
· If you choose email delivery you must include the email address.
· If you would like this election to apply to delivery of material for all future meetings, write the word "Permanent" and include the last 4 digits of your Tax ID number in the email.

Important Information about the Notice of Proxy Materials
This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting.

Information about the Notice:

In 2007, the Securities and Exchange commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing, and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the interest site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in the Notice on how to access and view the proxy material online, including the proxy card, annual report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this notice on how to request hard copies of the proxy materials via phone, email or Internet.